UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2013

LIBERATOR MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-05663	87-0267292
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2979 SE Gran Park Way, Stuart, Florida 34997

(Address of Principal Executive Offices)

(772) 287-2414

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On April 10, 2013, the Board of Directors of Liberator Medical Holdings, Inc. (the “Company”), adopted a Dividend Policy. A copy of the Company’s Dividend Policy is filed herewith as Exhibit 99.1.

Our Dividend Policy, Corporate Governance Guidelines, Governance and Nominating Committee Charter, Audit Committee Charter, Compensation Committee Charter, and Code of Conduct and Ethics may be found on the Company’s website at http://www.liberatormedical.com/investor-relations.html. We will provide copies of these documents free of charge to any stockholder who sends a written request to Robert Davis, Chief Financial Officer, Liberator Medical Holdings, Inc., 2979 SE Gran Park Way, Stuart, Florida 34997.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Dividend Policy dated April 10, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATOR MEDICAL HOLDINGS, INC.
Registrant

Dated: April 10, 2013	/s/ Mark A. Libratore
Mark A. Libratore, President

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